Exhibit 10.28

AMENDMENT NO. 1 TO

TECHNOLOGY LICENSE AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) dated as of December 7,2004 (the “Effective Date”) to that certain Technology License Agreement dated January 25, 2004 (the “Original Agreement”) by and between ANOTO AB, a company incorporated under the laws of Sweden (“Anoto”), ANOTO GROUP AB, a company incorporated under the laws of Sweden (“Anoto Group”), LEAPFROG ENTERPRISES, INC., a company incorporated under the laws of Delaware (“LF Enterprises”) and LEAPFROG INTERNATIONAL RESEARCH COMPANY LTD., a wholly-owned Group Company of LF Enterprises incorporated under the laws of the Cayman Islands (“LFIRC”). Each of Anoto, Anoto Group, LF Enterprises and LFIRC are referred to as a “Party”, and collectively as the “Parties”. Capitalized terms not defined in this Amendment No. 1 will have the meaning ascribed to them in the Original Agreement.

BACKGROUND

A.	The Parties entered into the Original Agreement as of January 25, 2004.

B.	On June 23,2004, the Parties entered into a letter agreement (the “June 2004 Letter”) whereby the Parties agreed to amend Section 2.6 of the Original Agreement to extend the deadline to negotiate mutually agreeable terms with respect to use of the Licensed Anoto Technology with LeapFrog’s LeapTrack system.

C.	LF Enterprises now intends to dissolve and wind down LFIRC, its wholly owned subsidiary.

D.	LFIRC now desires to assign all of its rights and obligations under the Original Agreement (as amended by the June 2004 Letter) to LF Enterprises, LF Enterprises now desires to assume all of the rights and obligations of LFIRC under the Original Agreement (as amended by the June 2004 Letter), Anoto and Anoto Group agree to consent to the assignment by LFIRC and the assumption by LF Enterprises of such rights and obligations, and the Parties also desire to make such other amendments to the Original Agreements as specifically set forth in this Amendment No. 1.

Based on the foregoing, and in consideration of the mutual promises and covenants set forth below and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1.	ASSIGNMENT AND ASSUMPTION.

As of the Effective Date of this Amendment No. 1, LF Enterprises and LFIRC agree as follows:

1.1	LFIRC hereby conveys, transfers and assigns to LF Enterprises all of LFIRC’s right, title and interest under the Original Agreement and the June 2004 Letter; and

1.2	LF Enterprises hereby assumes all of LFIRC’s right, title, interest and obligations under the Original Agreement and the June 2004 Letter.

2.	AMENDMENTS TO PRIOR AGREEMENTS.

2.1	References to “LFIRC” and “LeapFrog”. The Parties agree that any references in the Original Agreement or in the June 2004 Letter to “LFIRC” or to “LeapFrog” will, as of the Effective Date of this Amendment No. 1, refer exclusively to LF Enterprises.

2.2	Deletion of Sections to the Original Agreement. The Parties agree to amend the Original Agreement as follows:

(a)	Section 10.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“10.4 [RESERVED]”

(b)	Section 13.2(m) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“13.2 (m) [RESERVED]”

3.	MISCELLANEOUS.

3.1	Effect of Amendment No. 1. Except as specifically set forth in Sections 1 and 2 of this Amendment No. 1, the terms and conditions of the Original Agreement and the June 2004 Letter will remain in full force and effect.

3.2	Entire Agreement; :Interpretation. This Amendment No. 1, together with the Original Agreement, the June 2004 Letter, and any notices made pursuant any of the foregoing, collectively constitute the entire agreement of the Parties with respect to the subject matter hereof and supersedes all previous and contemporaneous agreements, contracts, communications, representations and understanding, either oral or written, between the Parties relating to the subject matter hereof.

3.3	Counterparts. This Agreement may be executed in two or more counterparts in the English language, and each such counterpart will be deemed an original hereof. In case of any conflict between the English version and any translated version of this Agreement, the English version will govern.

[Intentionally Blank]

IN WITNESS WHEREOF, the authorized representatives of each of the Parties have executed and delivered this Amendment No. 1 as of the Effective Date.

	LEAPFROG ENTERPRISES, INC.	ANOTO AB

By:	/s/ Tom Kalinske	By:	/s/ Anders Tormod
	Tom Kalinske, CEO		Anders Tormod, CEO

By:	/s/ Bill Chiasson	By:	/s/ Peter Liss
	Bill Chiasson, Chief Financial Officer		Peter Liss, Chief Financial Officer

	Address for Notices:	Address for Notices:
	6401 Hollis Street, Suite 100	Scheelevågen 19 C
	Emeryville, CA 94608 USA	223 70 Lund, SWEDEN
	Fax: (510) 420-5011	Fax: +46 46 540 12 02
	Attention: VP, Legal Affairs	Attention: Chief Executive Officer

	LEAPFROG INTERNATIONAL RESEARCH COMPANY LTD.	ANOTO GROUP AB

By:	/s/ L. James Marggraff	By:	/s/ Christer Fåhraeus
	L. James Marggraff, Director		Christer Fåhraeus, Chairman

	Address for Notices:	Address for Notices:
	c/o M&C Corporate Services Limited	Scheelevågen 19
	P.O. Box 309GT	223 70 Lund, SWEDEN
	Ugland House	Fax: +46 46 540 12 02
	South Church Street	Attention: Chairman
George Town
Grand Cayman, Cayman Islands
Fax: (345) 949 8080

With a copy to:

LeapFrog International Research Company Ltd.
c/o 6401 Hollis Street, Suite 175 Emeryville, CA 94608 USA
Fax: (510) 420-5011
Attention: Corporate Secretary

1.